                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                       12% SENIOR DISCOUNT NOTES DUE 2008
                                       OF

                           SPECTRASITE HOLDINGS, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of SpectraSite Holdings, Inc. (the "Issuer") made pursuant to the
Prospectus dated           , 1998 (the "Prospectus") if Holders of certificates
for the 12% Senior Discount Notes Due 2008 (the "Old Notes") who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        TO: UNITED STATES TRUST COMPANY OF NEW YORK, THE EXCHANGE AGENT

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By Registered or Certified Mail:               By Overnight Courier:
United States Trust Company of New York        United States Trust Company of New York
P.O. Box 844                                   770 Broadway, 13th Floor
Cooper Station                                 New York, New York 10003
New York, New York 10276-0844                  Attn: Corporate Trust Window
Attn: Corporate Trust Services

By Hand:                                       By Facsimile:
United States Trust Company of New York        (212) 780-0592
111 Broadway, Lower Level
Corporate Trust Window                         Confirm by telephone:
New York, New York 10006                       (800) 548-6565
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS
VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby
acknowledged,           (number of Old Notes) Old Notes pursuant to the
guaranteed delivery procedures set forth in Instruction 2 of the Letter of Transmittal.
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            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

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
Certificate No(s). for Old Notes (if              Name(s) of Record Holder(s)
  available)

--------------------------------------------      --------------------------------------------

--------------------------------------------      --------------------------------------------
                                                              PLEASE PRINT OR TYPE

                                                  Address
                                                         -------------------------------------

                                                  --------------------------------------------

                                                  Telephone. No. (     )
                                                                        ----------------------

                                                  Signature(s)
                                                              --------------------------------

                                                  --------------------------------------------

                                                  Dated:
                                                        --------------------------------------
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) own(s) the Old Notes tendered hereby and (b) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Expiration Date.

Name of Firm_________________________________________________________________

Authorized Signature_________________________________________________________

Name_________________________________________________________________________

                              PLEASE PRINT OR TYPE

Title________________________________________________________________________

Address______________________________________________________________________

Zip Code_____________________________________________________________________

Telephone. No. (     )_______________________________________________________

Dated:          , 1998

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.